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                                                                   EXHIBIT 10.34

Notice of Grant of Stock Options            Integra LifeSciences Holdings Corp.
and Option Agreement                        ID:  51-0317849
                                            311 Enterprise Drive
                                            Plainsboro, New Jersey 08536

[NAME AND ADDRESS OF GRANTEE]               Option Number:
                                            Plan:    [NAME OF PLAN]
                                            ID:

Effective [DATE OF GRANT], you have been granted a(n)[Non-Qualified][Incentive] Stock Option to buy ____ shares of Integra LifeSciences Holdings Corp.(the Company) stock at $[CLOSING PRICE OF COMMON STOCK ON DATE OF GRANT]per share.

The total option price of the shares granted is $___________.

Shares in each period will become fully vested on the date shown.**

    Shares            Vest Type        Full Vest           Expiration

[1/4th of SHARES]   On Vest Date      [ONE YEAR            [SIX YEAR
                                     ANNIVERSARY           ANNIVERSARY
                                    OF GRANT DATE]        OF GRANT DATE]

[3/4th of SHARES]     Monthly         [FOUR YEAR           [SIX YEAR
                                     ANNIVERSARY           ANNIVERSARY
                                    OF GRANT DATE]        OF GRANT DATE]

By your signature and the Company's signature below, you and the Company agree that these options are granted under and governed by the terms and conditions of the Company's Stock Option Plan as amended and the Option Agreement, all of which are attached and made a part of this document.

Integra LifeSciences Holdings Corp.            Date

Name                                           Date

** The above is the standard vesting schedule for options granted to employees. Options granted to directors will (a) fully vest on the six month anniversary of the grant date and (b) expire on the six year anniversary of the grant date (except that grants made to directors upon their initial election as a director, will expire on the ten year anniversary of the grant date).

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